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                   SUPPLEMENT DATED SEPTEMBER 2, 1997 TO THE
              PROSPECTUS FOR PACIFIC INNOVATIONS VARIABLE ANNUITY
          DATED APRIL 1, 1997 ISSUED BY PACIFIC LIFE INSURANCE COMPANY

On September 1, 1997, Pacific Mutual Life Insurance Company converted from a mutual life insurance company to a stock life insurance company ultimately controlled by a mutual holding company and was authorized by California regulatory authorities to change our name to Pacific Life Insurance Company. As part of the process, we have applied for authorization to do business as Pacific Life Insurance Company in all states in which we do business. It may be necessary for us to use forms bearing the name Pacific Mutual Life Insurance Company at some times and places and forms bearing the name Pacific Life Insurance Company at other times and places during the transition period. Any request received in proper order or any transaction made on a form bearing either of these names will be honored.

We are a subsidiary of Pacific LifeCorp, a holding company which, in turn, is a subsidiary of Pacific Mutual Holding Company, a mutual holding company. Under their respective charters, Pacific Mutual Holding Company must always hold at least 51% of the outstanding voting stock of Pacific LifeCorp, and Pacific LifeCorp must always own 100% of the voting stock of Pacific Life. Owners of Pacific Life's annuity contracts and life insurance policies have certain membership interests in Pacific Mutual Holding Company, consisting principally of the right to vote on the election of the Board of Directors of the mutual holding company and on other matters, and certain rights upon liquidation or dissolutions of the mutual holding company.